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                                                                     Exhibit H.1

                   NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

                                     Common Shares
                               -----
                                ($0.01 par value)

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                          , 2003
                                                              ------------

Citigroup Global Markets Inc.
Nuveen Investments, LLC
A.G. Edwards & Sons, Inc.
Advest, Inc.
Robert W. Baird & Co.
Crowell, Weedon & Co.
Ferris, Baker Watts Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
Legg Mason Wood Walker Incorporated
McDonald Investments Inc.
Quick & Reilly, Inc.
RBC Capital Markets
Ryan Beck & Co.
Stifel, Nicolaus & Company Incorporated
SunTrust Robinson Humphrey
Wedbush Morgan Securities Inc.
Wells Fargo Securities, LLC
As Representatives of the several Underwriters
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

          The undersigned, Nuveen Diversified Dividend and Income Fund, a Massachusetts business trust (the "Fund"), Nuveen Institutional Advisory Corp., a Delaware corporation (the "Investment Adviser"), NWQ Investment Management Company, LLC, a Delaware limited liability company ("NWQ"), Security Capital Research & Management Incorporated, a Delaware corporation ("Security Capital"), Wellington Management Company, LLP, a Massachusetts limited liability partnership ("Wellington") and Symphony Asset Management, LLC, a California limited liability company ("Symphony" and, together with NWQ, Security Capital and Wellington, the "Subadvisers" and the Subadvisers, together with the Investment

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Adviser, each an "Adviser" and collectively the "Advisers"), address you as underwriters and as the representatives (the "Representatives") of each of the several underwriters named on Schedule I hereto (herein collectively called
"Underwriters"). The Fund proposes to sell to the Underwriters       shares (the
                                                               -----
"Firm Securities") of its common shares of beneficial interest, par value $0.01 per share (the "Common Shares"). The Fund also proposes to sell to the Underwriters, upon the terms and conditions set forth herein, up to an
additional       Common Shares (the "Option Securities") to cover
           -----
over-allotments. The Firm Securities and the Option Securities are hereinafter collectively referred to as the "Securities." Unless otherwise stated, the term "you" as used herein means Citigroup Global Markets Inc. individually on its own behalf and on behalf of the other Representatives. Certain terms used herein are defined in Section 18 hereof.

          The Fund and the Advisers wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Securities by the Underwriters.

          The Fund has entered into an Investment Management Agreement with the Investment Adviser dated as of July 30, 2003, a Custodian Agreement with State Street Bank and Trust Company dated as of August 19, 2002, effective as of [_____], 2003, and a Shareholder Transfer Agency and Service Agreement with State Street Bank and Trust Company dated as of October 7, 2002, effective as of [_____], 2003, and such agreements are herein referred to as the "Management Agreement," the "Custodian Agreement" and the "Transfer Agency Agreement," respectively. The Investment Adviser has entered into an investment sub-advisory agreement with NWQ dated as of July 30, 2003, an investment sub-advisory agreement with Security Capital dated as of July 30, 2003, an investment sub-advisory agreement with Wellington dated as of July 30, 2003 and an investment sub-advisory agreement with Symphony dated as of July 30, 2003 and such agreements are herein referred to as the "NWQ Sub-Advisory Agreement", the "Security Capital Sub-Advisory Agreement", the "Wellington Sub-Advisory Agreement" and the "Symphony Sub-Advisory Agreement", respectively. Collectively, (i) the Management Agreement, the Custodian Agreement and the Transfer Agency Agreement are herein referred to as the "Fund Agreements" and
(ii) the NWQ Sub-Advisory Agreement, the Security Capital Sub-Advisory Agreement, the Wellington Sub-Advisory Agreement and the Symphony Sub-Advisory Agreement are herein referred to as the "Sub-Advisory Agreements". In addition, the Fund has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan") pursuant to which holders of Common Shares shall have their dividends automatically reinvested in additional Common Shares of the Fund unless they elect to receive such dividends in cash.

          1. Representations and Warranties of the Fund and the Advisers. The Fund, the Investment Adviser, NWQ and Symphony, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this
Section 1.

          (a) The Fund has prepared and filed with the Commission a registration statement (file numbers 333-107521 and 811-21407) on Form N-2, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), for registration under the Act and the 1940 Act of the offering and sale of the Securities. The Fund may have filed one or more amendments thereto, including a related preliminary prospectus (including the statement of additional information

                                       2

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     incorporated by reference therein), each of which has previously been furnished to you. The Fund will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus (including the statement of additional information incorporated by reference therein)) or (2) after the Effective Date of such registration statement, a final prospectus (including the statement of additional information incorporated by reference therein) in accordance with Rules 430A and 497. In the case of clause (2), the Fund has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the 1940 Act and the Rules and Regulations to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus (including the statement of additional information incorporated by reference therein) (in the case of clause (1) above), or such final prospectus (including the statement of additional information incorporated by reference therein) (in the case of clause (2) above), shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Fund has advised you, prior to the Execution Time, will be included or made therein.

          (b) Each Preliminary Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, complied when so filed in all material respects with the provisions of the Act, the 1940 Act and the Rules and Regulations.

          (c) The Registration Statement, in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission complied or will comply in all material respects with the provisions of the Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein.

          (d) All the outstanding Common Shares of the Fund have been duly authorized and validly issued, are fully paid and, except as described in the Registration Statement, nonassessable and are free of any preemptive or similar rights; the Securities have been duly authorized and, when issued and delivered to the Underwriters against

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     payment therefor in accordance with the terms hereof, will be validly issued, fully paid and, except as described in the Registration Statement, nonassessable and free of any preemptive or similar rights and the capital stock of the Fund conforms to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

          (e) The Fund has been duly formed and is validly existing in good standing as a business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Fund. The Fund has no subsidiaries.

          (f) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund or to which the Fund or any of its properties is subject, whether or not arising from transactions in the ordinary course of business, that (i) are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required by the Act, the 1940 Act or the Rules and Regulations, (ii) are not described in the Prospectus and could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (iii) are not described in the Prospectus and could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund.

          (g) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations.

          (h) The Fund is not in violation of its Declaration of Trust or By-Laws or in material violation of any material law, ordinance, administrative or governmental rule or regulation applicable to the Fund, including, without limitation, the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, or of any material decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund or in breach or default in any material respect in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

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          (i) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement nor any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of or registration or filing which has not yet been obtained or made with the Commission, the NASD, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official (except compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of the Declaration of Trust or By-Laws of the Fund or
     (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or materially violates or will materially violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject.

          (j) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business as described in the Prospectus (and any amendment or supplement thereto) and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its common stock.

          (k) The accountants, Ernst & Young LLP, who have audited or shall audit at or prior to the Closing Date the Statement of Assets and Liabilities and the related Statement of Operations both included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), are an independent public accounting firm as required by the Act, the 1940 Act and the Rules and Regulations.

          (l) The financial statements, together with related schedules and notes, included in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) present fairly the financial position of the Fund on the basis stated in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement

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     or the Prospectus (or any amendment or supplement thereto) are accurately derived from such financial statements and the books and records of the Fund.

          (m) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the Act Rules and Regulations, has taken all required action under the Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Securities as contemplated by this Agreement.

          (n) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (o) Except as disclosed in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent, that is material to the Fund and there has not been any change in the capital stock or material increase in the short-term debt or long-term debt of the Fund.

          (p) The Fund has not distributed and, prior to the later to occur of
     (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute to the public in either printed or electronic form any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectuses included in each of Pre-Effective Amendment No. 2 to the Registration Statement and Pre-Effective Amendment No. 3 to the Registration Statement (including the Supplement to Preliminary Prospectus and the Supplement to Statement of Additional Information, each dated September 17, 2003 and included therein (together, the "Supplements")), the Prospectus and the advertisements/sales literature filed by Nuveen Investments, LLC with the NASD on [___________], 2003.

          (q) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement

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     thereto); and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

          (r) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (s) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

          (t) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken and will not take, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Common Shares in violation of federal securities laws and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

          (u) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

          (v) All advertising, sales literature or other promotional material (including "prospectus wrappers" and "broker kits"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Advisers for use in connection with the offering and sale of the Securities (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the Act, the Act Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were so filed. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a

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     material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (w) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations adopted by the Commission under the Advisers Act (the "Advisers Act Rules and Regulations").

          (x) No holder of any security of the Fund has any right to require registration of Common Shares or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

          (y) The Securities have been duly approved for listing upon notice of issuance on the New York Stock Exchange (the "NYSE") and the Fund's registration statement on Form 8-A, under the Exchange Act, has become effective.

          (z) The Fund intends to direct the investment of the proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

          (aa) The Fund's directors and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)

          (bb) Except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Fund are outstanding.

          (cc) Except as disclosed in the Prospectus, no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

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          2. Representations and Warranties of the Advisers. Each of the
Investment Adviser, NWQ, Security Capital, Wellington and Symphony, severally as to itself only and not jointly or as to any other party, represents and warrants to each Underwriter as follows:

          (a) Such Adviser is a corporation, limited liability company or limited liability partnership duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with full corporate, company or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of such Adviser.

          (b) Such Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Fund Agreements to which it is a party for the Fund or the Sub-Advisory Agreements to which it is a party as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto).

          (c) Such Adviser has full power and authority to enter into this Agreement, the Fund Agreements to which it is a party and the Sub-Advisory Agreements to which it is a party, the execution and delivery of, and the performance by such Adviser of its obligations under, this Agreement, the Fund Agreements to which it is a party and the Sub-Advisory Agreements to which it is a party have been duly and validly authorized by such Adviser; and this Agreement, the Fund Agreements to which it is a party and the Sub-Advisory Agreements to which it is a party have been duly executed and delivered by such Adviser and constitute the valid and legally binding agreements of such Adviser, enforceable against such Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (d) Such Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Fund Agreements to which it is a party and the Sub-Advisory Agreements to which it is a party.

          (e) Such Adviser is not in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, limited liability partnership agreement or other organizational documents or in violation

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     of the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith to which it is subject, in default under any material agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body except where such violation or breach would not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the such Adviser or on the ability of the such Adviser to perform its obligations under this Agreement, the Management Agreement or the Sub-Advisory Agreements.

          (f) The description of such Adviser and its business, and the statements attributable to such Adviser, in the Registration Statement and the Prospectus (and any amendment or supplement thereto) (specifically, in the case of Security Capital, the Security Capital Information (as defined below) and, in the case of Wellington, the Wellington Information (as defined below), in each case insofar as such information is set forth in the Registration Statement or the Prospectus) complied and comply in all material respects with the provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading.

          (g) There are no legal or governmental proceedings pending or, to the knowledge of such Adviser, threatened against such Adviser or to which any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that reasonably should be expected to result in any material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of such Adviser or that reasonably should have a material, adverse effect on the ability of such Adviser to fulfill its obligations hereunder or under the Fund Agreements to which it is a party or under the Sub-Advisory Agreements to which it is a party.

          (h) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of such Adviser, whether or not arising from the ordinary course of business and (ii) there have been no transactions entered into by such Adviser which are material to such Adviser other than those in the ordinary course of its business as described in the Prospectus.

          (i) Such Adviser has such licenses, permits and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus; such Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such Adviser under any such permit.

          (j) This Agreement, the Fund Agreements to which such Adviser is a party and the Sub-Advisory Agreements to which it is a party comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          (k) Neither the execution, delivery or performance of this Agreement or the Fund Agreements by such Adviser which is a party thereto or the Sub-Advisory Agreements by such Adviser which is a party thereto, nor the consummation by such Adviser of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official (except compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, limited liability partnership agreement or other organizational documents of such Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which such Adviser is a party or by which it or any of its properties may be bound or materially violates or will materially violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of such Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of such Adviser is subject.

          (l) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), such Adviser has not taken and nor will it take, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute, stabilization or manipulation of the price of the Common Shares in violation of federal securities laws and such Adviser is not aware of any such action taken or to be taken by any affiliates of such Adviser.

          (m) In the event that the Fund or such Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, in each case under its control or at its direction, such Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

          3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $14.295 per share, the amount of the Firm Securities set forth opposite such Underwriter's name in Schedule I hereto (or such number of Firm Securities increased as set forth in Section 10 hereof).

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to [_____] Option Securities at the same purchase price per share as the Underwriters shall pay for the Firm Securities. Said option may be exercised only to cover over-allotments in the sale of the Firm Securities by the Underwriters. Said option may be exercised in whole or in part at any time and from time to time prior to 9:00 P.M., New York City time on or before the 45th day after the date of the Prospectus (or if such 45th day shall be a Saturday or a Sunday or a holiday, on the next business day thereafter when the NYSE is open for trading) upon written or telegraphic notice by the Representatives to the Fund setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

          4. Delivery and Payment. (a) Delivery of and payment for the Firm Securities shall be made at the office of Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 or through the facilities of the Depository Trust Company or another mutually agreeable facility, at 9:00 A.M., New York City time, on [__________], 2003 (the "Closing Date"). The place of closing for the Firm Securities and the Closing Date may be varied by agreement between you and the Fund.

          (b) Delivery of and payment for the Option Securities (if the option provided for in Section 3(b) hereof shall have been exercised) shall be made at the aforementioned office of Citigroup Global Markets Inc., or through the facilities of the Depository Trust Company or another mutually agreeable facility, at such time on such date (an "Option Closing Date"), which may not be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than two nor later than three business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Fund of the Underwriters' determination to purchase a number, specified in said notice, of Option Securities. The place of closing for any Option Securities and the Option Closing Date for such Option Securities may be varied by agreement between you and the Fund.

          (c) Certificates for the Firm Securities and for any Option Securities shall be registered in such names and in such denominations as you shall request prior to 1:00 P.M., New York City time, (i) in respect of the Firm Securities, on the second business day preceding the Closing Date and (ii) in respect of Option Securities, on the day of the giving of the written notice in respect of such Option Securities. Such certificates will be made available to you in New York City for inspection and packaging not later than 9:00 A.M., New York City time, on the business day next preceding the Closing Date or any Option Closing Date, as the case may be. The certificates evidencing the Firm Securities and any Option Securities to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, through the facilities of the Depository Trust Company or another mutually agreeable facility, against payment of the purchase price therefor in immediately available funds to the order of the Fund.

          5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public upon the terms set forth in the Prospectus.

          6. Agreements of the Fund and the Advisers. The Fund, the Investment Adviser, NWQ and Symphony, jointly and severally, agree with the several Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the Act before the offering of the Firm Securities may commence, the Fund will use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective under the Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the Act Rules and Regulations, the Fund will file a Prospectus including such information pursuant to Rule 497(h) of the Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Securities or the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497 (c) or (j) of the Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Securities after the effective date of the Registration Statement. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective or (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the Act Rules and Regulations or the certification permitted pursuant to Rule 497(j) of the Act Rules and Regulations has been timely filed, whichever is applicable.

          (b) The Fund will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Preliminary Prospectus or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, the Advisers, any affiliate of the Fund or the Advisers or any representative or attorney of the Fund or the Advisers of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Preliminary Prospectus, any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing), this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Advisers or of the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Preliminary Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus, any Preliminary Prospectus or any sales materials (as hereinafter defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Preliminary Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) to comply with the Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Preliminary Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Securities for offering or sale in any jurisdiction, the Fund will use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time.

          (c) The Fund will furnish to you, without charge, three signed copies of the registration statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto (except any post-effective amendment required by Rule 8b-16 of the 1940 Act Rules and Regulations which is filed with the Commission after the later of (x) one year from the date of this Agreement and (y) the date on which the distribution of the Securities is completed) and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto (except any post-effective amendment required by Rule 8b-16 of the 1940 Act Rules and Regulations which is filed with the Commission after the later of (x) one year from the date of this Agreement and (y) the date on which the distribution of the Securities is completed), with or without exhibits, as you may reasonably request.

          (d) The Fund will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, any Preliminary Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or to which you shall reasonably object within a reasonable time after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Exchange Act, without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Preliminary Prospectus. The Fund consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Preliminary Prospectus so furnished by the Fund.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time, for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales of Securities by any Underwriter or dealer, the Fund will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the several Underwriters and by all dealers to whom Securities may be sold, both in connection with the offering or sale of the Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Securities by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading or if it is necessary to supplement or amend the Prospectus to comply with the Act, the 1940 Act, the Rules and Regulations or any other law, rule or regulation, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate amendment or supplement thereto and will expeditiously furnish to the Underwriters and dealers, without charge, such number of copies thereof as they shall reasonably request. In the event that the Prospectus is to be amended or supplemented, the Fund, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (h) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Act Rules and Regulations.

          (i) The Fund will comply with the undertaking set forth in paragraph 6 of Item 33 of Part C of the Registration Statement.

          (j) During the period of five years hereafter, the Fund will furnish to you (i) as soon as available, a copy of each report of the Fund mailed to shareholders or filed with the Commission and (ii) from time to time such other information concerning the Fund as you may reasonably request.

          (k) The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (i) the preparation, printing or reproduction, filing (including, without limitation, the filing fees prescribed by the Act, the 1940 Act and the Rules and Regulations) and distribution of the Registration Statement (including exhibits thereto), the Prospectus, each Preliminary Prospectus and the 1940 Act Notification and all amendments or supplements to any of them, (ii) printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Preliminary Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Securities, (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance and sale of such Securities, (iv) the registrations or qualifications of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 6(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification), (v) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Securities, (vi) the fees and expenses of the Fund's independent accountants, counsel for the Fund and of the transfer agent, (vii) the expenses of delivery to the Underwriters and dealers (including postage, air freight and the cost of counting and packaging) of copies of the Prospectus, the Preliminary Prospectus, any sales material and all amendments or supplements to the Prospectus as may be requested for use in connection with the offering and sale of the Securities, (viii) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental Blue Sky Memoranda and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Securities, (ix) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the NASD and incurred with respect to the review of the offering of the Securities by the NASD,
     (x) the registration of the Securities under the Exchange Act and the listing of the Securities on the NYSE and (xi) an amount equal to (A) $20,000 plus (B) $0.0025 per Security for each Security in excess of 2,000,000 sold pursuant to this Agreement, payable no later than 45 days from the date of this Agreement to the Underwriters in partial reimbursement of their expenses (but not including reimbursement for the cost of one tombstone advertisement in a newspaper that is one quarter of a newspaper page or less in size) in connection with the offering. Notwithstanding the foregoing, in the event that the sale of the Firm Securities is not consummated pursuant to Section 3 hereof, the Advisers will pay the costs and expenses of the Fund set forth above in clauses (i) through (x) of this Section 6(k), and reimbursements of Underwriter expenses in connection with the offering shall be made in accordance with
     Section 8 hereof.

          (l) The Fund will direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

          (m) The Fund will file the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the Act Rules and Regulations, whichever is applicable or, if applicable, will file in a timely fashion the certification permitted by Rule 497(j) of the Act Rules and Regulations and will advise you of the time and manner of such filing.

          (n) Except as provided in this Agreement or pursuant to any dividend reinvestment plan of the Fund in effect on the date hereof, neither the Fund nor the Advisers will sell, contract to sell or otherwise dispose of or hedge, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or grant any options or warrants to purchase Common Shares, for a period of 180 days after the date of the Prospectus, without the prior written consent of Citigroup Global Markets Inc.

          (o) Except as stated in this Agreement and in the Prospectus, neither the Fund nor the Advisers have taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares.

          (p) The Fund will use its reasonable best efforts to have the Common Shares listed, subject to notice of issuance, on the NYSE concurrently with the effectiveness of the Registration Statement and to comply with the rules and regulations of such exchange.

          7. Conditions to the Obligations of the Underwriters. The several obligations of the Underwriters to purchase any Securities hereunder are subject to the accuracy of and compliance with the representations, warranties and agreements of and by the Fund and the Advisers contained herein on and as of the date hereof, the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto), the Closing Date and, with respect to any Option Securities, any Option Closing Date; to the accuracy and completeness of all statements made by the Fund, the Advisers or any of their officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement and to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or at such later date and time as shall be consented to in writing by you and all filings, if any, required by Rules 497 and 430A under the Act Rules and Regulations shall have been timely made; no order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Fund, the Advisers or any Underwriter, threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (b) You shall have received on the Closing Date an opinion of Bell, Boyd & Lloyd LLC, special counsel for the Fund and the Investment Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

               (i) The Fund is a business trust duly established, validly existing and in good standing under the laws of The Commonwealth of Massachusetts with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Fund;

               (ii) The authorized and outstanding capital stock of the Fund is as set forth in the Registration Statement and Prospectus (or any amendment or supplement thereto through the date of the opinion); and the description of the authorized capital stock of the Fund contained in the Prospectus (or any amendment or supplement thereto through the date of the opinion) under the caption "Description of Shares" conforms in all material respects as to legal matters to the terms thereof contained in the Fund's Declaration of Trust;

               (iii) All of the shares of capital stock of the Fund outstanding prior to the issuance of the Securities have been duly authorized and validly issued and are fully paid and nonassessable, except that, as described in the Prospectus under the heading, "Certain Provisions in the Declaration of Trust," shareholders of the Fund may under certain circumstances be held personally liable for its obligations;

               (iv) The Securities have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and not subject to any preemptive rights that entitle or will entitle any person to acquire any Securities upon the issuance thereof by the Fund, except that, as described in the Prospectus under the heading, "Certain Provisions in the Declaration of Trust," shareholders of the Fund may under certain circumstances be held personally liable for its obligations;

               (v) The form of certificate for the Securities is in due and proper form and complies with the requirements of all applicable laws and the NYSE;

               (vi) The Fund has the power and authority to enter into this Agreement and the Fund Agreements and to issue, sell and deliver the Securities to the Underwriters as provided herein and this Agreement and each of the Fund Agreements have been duly authorized, executed and delivered by the Fund;

               (vii) Assuming due authorization, execution and delivery by the other parties thereto and that the performance of the Fund Agreements by such other parties will not violate law, agreements to which such other parties or their properties are subject or orders applicable to such other parties, the Fund Agreements constitute the valid, legal and binding agreements of the Fund, enforceable against the Fund in accordance with their terms, subject to the qualification that the enforceability of the Fund's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles, whether enforcement is considered in a proceeding in equity or at law;

               (viii) The Fund Agreements comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

               (ix) The Fund is not in violation of its Declaration of Trust or By-Laws or, to the best knowledge of such counsel after reasonable inquiry, is not in material default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus (and any amendment or supplement thereto);

               (x) No consent, approval, authorization or order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental body, agency or regulatory, self-regulatory or administrative agency or any official is required on the part of the Fund (except as have been obtained under the Act and the Exchange Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Securities) for the valid issuance and sale of the Securities to the Underwriters as contemplated by this Agreement, performance of the Fund Agreements or this Agreement by the Fund, the consummation by the Fund of the transactions contemplated thereby or hereby or the adoption of the Fund's Dividend Reinvestment Plan;

               (xi) Neither the offer, sale or delivery of the Securities, the execution, delivery or performance of this Agreement or the Fund Agreements, compliance by the Fund with the provisions hereof or thereof, consummation by the Fund of the transactions contemplated hereby or thereby nor the adoption of the Fund's Dividend Reinvestment Plan violates the Declaration of Trust or By-Laws of the Fund or any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties is bound that is an exhibit to the Registration Statement or that is known to such counsel after reasonable inquiry or, to the best of such counsel's knowledge after reasonable inquiry, will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund, nor, to the best of such counsel's knowledge after reasonable inquiry, will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Fund or any of its properties, except that, in the published opinion of the Commission, the indemnification provisions in this Agreement and the Fund Agreements, insofar as they relate to indemnification for liabilities arising under the Act, are against public policy as expressed in the Act and therefore unenforceable;

               (xii) The Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the best knowledge of such counsel after reasonable inquiry, no order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any filing of the Prospectus and any amendments or supplements thereto required pursuant to Rule 497 of the Act Rules and Regulations prior to the date of such opinion has been made in accordance with Rule 497;

               (xiii) The Fund is duly registered with the Commission under the 1940 Act as a closed-end, diversified management investment company and all action has been taken by the Fund as required by the Act and the 1940 Act and the Rules and Regulations in connection with the issuance and sale of the Securities to make the public offering and consummate the sale of the Securities as contemplated by this Agreement;

               (xiv) The statements made in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) under the caption "Tax Matters" and "Certain Provisions in the Declaration of Trust" have been reviewed by such counsel and to the extent they describe or summarize tax laws, doctrines or practices of the United States, legal matters, agreements, documents or proceedings discussed therein present a fair and accurate description or summary thereof as of the date of the opinion;

               (xv) The statements in the Registration Statement and Prospectus (and any amendment or supplement thereto through the date of the opinion), insofar as they are descriptions of contracts, agreements or other legal documents or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

               (xvi) The Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) comply as to form in all material respects with the requirements of the Act, the 1940 Act and the Rules and Regulations (except that no opinion need be expressed as to the financial statements and the notes thereto and the schedules and other financial and statistical data included therein);

               (xvii) To the best knowledge of such counsel after reasonable inquiry, (A) other than as described or contemplated in the Prospectus (or any amendment or supplement thereto through the date of the opinion), there are no actions, suits or other legal or governmental proceedings pending or expressly threatened against the Fund (through the date of the opinion) and (B) there are no material agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto through the date of the opinion) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

               (xviii) To the best knowledge of such counsel after reasonable inquiry, the Fund is not in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund; and

               (xix) The Securities are duly authorized for listing, subject to official notice of issuance, on the NYSE and the Fund's registration statement on Form 8-A under the Exchange Act is effective.

          Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement, at the time the Registration Statement became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto)).

          In rendering such opinion, such counsel may limit such opinion to matters involving the application of the laws of The Commonwealth of Massachusetts and the United States. To the extent they deem proper and to the extent specified in such opinion, such counsel may rely, as to matters involving the application of laws of The Commonwealth of Massachusetts, upon the opinion of Bingham McCutchen LLP or other counsel of good standing whom they believe to be reliable and who are satisfactory to the Representatives; provided that (X) such reliance is expressly authorized by the opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (Y) Bell, Boyd & Lloyd LLC states in their opinion that they believe that they and the Underwriters are justified in relying thereon. References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

          (c) You shall have received on the Closing Date an opinion of Gifford
     R. Zimmerman, Managing Director, Assistant Secretary and General Counsel for the Investment Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

               (i) The Investment Adviser is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Investment Adviser;

               (ii) The Investment Adviser is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the Rules and Regulations under such acts from acting for the Fund under the Management Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

               (iii) The Investment Adviser has corporate power and authority to enter into this Agreement, the Management Agreement and each of the Sub-Advisory Agreements and this Agreement, the Management Agreement and each of the Sub-Advisory Agreements have been duly authorized, executed and delivered by the Investment Adviser and each of the Management Agreement and the Sub-Advisory Agreements is a valid, legal and binding agreement of the Investment Adviser, enforceable against the Investment Adviser in accordance with its terms, subject to the qualification that the enforceability of the Investment Adviser's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (iv) Each of the Management Agreement and the Sub-Advisory Agreements complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act and the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

               (v) Neither the execution and delivery by the Investment Adviser of this Agreement, the Management Agreement or any of the Sub-Advisory Agreements nor the consummation by the Investment Adviser of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the Certificate of Incorporation or By-Laws of the Investment Adviser or any material agreement, indenture, lease or other instrument to which the Investment Adviser is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Investment Adviser, nor will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Fund or any of its properties;

               (vi) The description of the Investment Adviser and its business in the Prospectus (and any amendment or supplement thereto) complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

               (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus (and any amendment or supplement thereto), there are no actions, suits or other legal or governmental proceedings pending or threatened against the Investment Adviser or to which the

          Investment Adviser or any of its property is subject which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

               (viii) The Investment Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for the Investment Adviser to carry on its business as contemplated in the Prospectus (and any amendment or supplement thereto); and

               (ix) No material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of the Investment Adviser for the performance of this Agreement, the Management Agreement or the Sub-Advisory Agreements by the Investment Adviser or for the consummation by the Investment Adviser of the transactions contemplated hereby or thereby.

          Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to its attention that has caused it to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto)).

          In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of the State of Illinois, the Delaware General Corporation Law statute and the laws of the United States and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by the Investment Adviser as to laws of any jurisdiction other than the United States, the State of Illinois and the Delaware General Corporation Law statute, provided that (X) each such local counsel is acceptable to the Representatives, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (Z) counsel shall state in his view that he believes that he and the Underwriters are justified in relying thereon.

          (d) You shall have received on the Closing Date an opinion of Jane Katz Crist, special counsel for NWQ, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

               (i) NWQ is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware with full company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of NWQ;

               (ii) NWQ is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the rules and regulations promulgated by the Commission under such acts from acting for the Fund under the NWQ Sub-Advisory Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

               (iii) NWQ has limited liability company power and authority to enter into this Agreement and the NWQ Sub-Advisory Agreement and this Agreement and the NWQ Sub-Advisory Agreement have been duly authorized, executed and delivered by NWQ and the NWQ Sub-Advisory Agreement is a valid, legal and binding agreement of NWQ, enforceable against NWQ in accordance with its terms, subject to the qualification that the enforceability of NWQ's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (iv) The NWQ Sub-Advisory Agreement complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act and the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

               (v) Neither the execution and delivery by NWQ of this Agreement or the NWQ Sub-Advisory Agreement nor the consummation by NWQ of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the Certificate of Formation or limited liability company agreement of NWQ or any material agreement, indenture, lease or other instrument to which NWQ is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of NWQ, nor will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to NWQ or any of its properties;

               (vi) The description of NWQ and its business in the Prospectus (and any amendment or supplement thereto) complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

               (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus (and any amendment or supplement thereto), there are no actions, suits or other legal or governmental proceedings pending or threatened against NWQ or to which NWQ or any of its property is subject that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

               (viii) NWQ owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for NWQ to carry on its business as contemplated in the Prospectus (and any amendment or supplement thereto); and

               (ix) No material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of NWQ for the performance of this Agreement or the NWQ Sub-Advisory Agreement by NWQ or for the consummation by NWQ of the transactions contemplated hereby or thereby.

          Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in her opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to her attention that has caused her to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to (a) the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto), (b) the statements concerning the Investment Adviser, Security Capital, Wellington or Symphony included in, or omitted from, the Registration Statement or the Prospectus (or any amendments or supplements thereto), (c) the description of the Fund's investments to be managed solely by the Investment

     Adviser, Security Capital, Wellington or Symphony (and the risks associated therewith) included in the Registration Statement or the Prospectus, (d) the description of the FundPreferred shares (and the risks associated therewith) included in the Registration Statement or the Prospectus, (e) the description of the Fund's Dividend Reinvestment Plan included in the Registration Statement or the Prospectus, (f) the description of the Fund's distributions included in the Registration Statement or the Prospectus, (g) the description of the Fund's Declaration of Trust included in the Registration Statement or the Prospectus, (h) the description of the repurchase of Fund Securities and conversion to an open-end Fund included in the Registration Statement or the Prospectus, (i) the description of Securities included in the Registration Statement or the Prospectus, (j) the statements made and opinion given about tax matters in the Registration Statement or the Prospectus, and (k) the description of Fund expenses included in the Registration Statement or the Prospectus).

          In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of the State of California, the Delaware General Corporation Law Statute and the laws of the United States and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by NWQ as to laws of any jurisdiction other than the United States, the State of California and the Delaware General Corporation Law Statute, provided that (X) each such local counsel is acceptable to the Representatives, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (Z) counsel shall state in their view that they believe that they and the Underwriters are justified in relying thereon.

          (e) You shall have received on the Closing Date an opinion of David T. Novick, general counsel for Security Capital, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

               (i) Security Capital is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of Security Capital;

               (ii) Security Capital is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the rules and regulations promulgated by the Commission under such acts from acting for the Fund under the Security Capital Sub-Advisory Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

               (iii) Security Capital has corporate power and authority to enter into this Agreement and the Security Capital Sub-Advisory Agreement and this Agreement and the Security Capital Sub-Advisory Agreement have been duly authorized, executed and delivered by Security Capital and the Security Capital Sub-Advisory Agreement is a valid, legal and binding agreement of Security Capital, enforceable against Security Capital in accordance with its terms, subject to the qualification that the enforceability of Security Capital's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (iv) The Security Capital Sub-Advisory Agreement complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act and the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

               (v) Neither the execution and delivery by Security Capital of this Agreement or the Security Capital Sub-Advisory Agreement nor the consummation by Security Capital of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the Articles of Incorporation or By-Laws of Security Capital or any material agreement, indenture, lease or other instrument to which Security Capital is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of Security Capital, nor will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to Security Capital or any of its properties;

               (vi) The Security Capital Information contained in the Prospectus (and any amendment or supplement thereto) complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

               (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus (and any amendment or supplement thereto), there are no actions, suits or other legal or governmental proceedings pending or threatened against Security Capital or to which Security Capital or any of its property is subject that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

               (viii) Security Capital owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for Security Capital to carry on its business as contemplated in the Prospectus (and any amendment or supplement thereto); and

               (ix) No material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of Security Capital for the performance of this Agreement or the Security Capital Sub-Advisory Agreement by Security Capital or for the consummation by Security Capital of the transactions contemplated hereby or thereby.

          Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to its attention that has caused it to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto)).

          In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of the State of Illinois, the Delaware General Corporation Law Statute and the laws of the United States and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by Security Capital as to laws of any jurisdiction other than the United States, the State of Illinois and the Delaware General Corporation Law Statute, provided that (X) each such local counsel is acceptable to the Representatives, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (Z) counsel shall state in their view that they believe that they and the Underwriters are justified in relying thereon.

          (f) You shall have received on the Closing Date an opinion of Cynthia
     M. Clarke, general counsel for Wellington, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

               (i) Wellington is a limited liability partnership duly formed and validly existing in good standing under the laws of the Commonwealth of Massachusetts with full partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of Wellington;

               (ii) Wellington is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the rules and regulations promulgated by the Commission under such acts from acting for the Fund under the Wellington Sub-Advisory Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

               (iii) Wellington has partnership power and authority to enter into this Agreement and the Wellington Sub-Advisory Agreement and this Agreement and the Wellington Sub-Advisory Agreement have been duly authorized, executed and delivered by Wellington and the Wellington Sub-Advisory Agreement is a valid, legal and binding agreement of Wellington, enforceable against Wellington in accordance with its terms, subject to the qualification that the enforceability of Wellington's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (iv) The Wellington Sub-Advisory Agreement complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act and the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

               (v) Neither the execution and delivery by Wellington of this Agreement or the Wellington Sub-Advisory Agreement nor the consummation by Wellington of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the [Certificate of Formation] or Limited Liability Partnership Agreement of Wellington or any material agreement, indenture, lease or other instrument to which Wellington is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of Wellington, nor will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to Wellington or any of its properties;

               (vi) The Wellington Information contained in the Prospectus (and any amendment or supplement thereto) complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

               (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus (and any amendment or supplement thereto), there are no actions, suits or other legal or governmental proceedings pending or threatened against Wellington or to which Wellington or any of its property is subject that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

               (viii) Wellington owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for Wellington to carry on its business as contemplated in the Prospectus (and any amendment or supplement thereto); and

               (ix) No material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of Wellington for the performance of this Agreement or the Wellington Sub-Advisory Agreement by Wellington or for the consummation by Wellington of the transactions contemplated hereby or thereby.

          Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to its attention that has caused it to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto)).

          In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of the Commonwealth of Massachusetts and the laws of the United States and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by Wellington as to laws of any jurisdiction other than the United States and the Commonwealth of Massachusetts, provided that (X) each such local counsel is acceptable to the Representatives, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (Z) counsel shall state in their view that they believe that they and the Underwriters are justified in relying thereon.

          (g) You shall have received on the Closing Date an opinion of [__________], [special counsel for] Symphony, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

               (i) Symphony is a limited liability company duly formed and validly existing in good standing under the laws of the State of California with full company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of Symphony;

               (ii) Symphony is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the rules and regulations promulgated by the Commission under such acts from acting for the Fund under the Symphony Sub-Advisory Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

               (iii) Symphony has company power and authority to enter into this Agreement and the Symphony Sub-Advisory Agreement and this Agreement and the Symphony Sub-Advisory Agreement have been duly authorized, executed and delivered by Symphony and the Symphony Sub-Advisory Agreement is a valid, legal and binding agreement of Symphony, enforceable against Symphony in accordance with its terms, subject to the qualification that the enforceability of Symphony's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (iv) The Symphony Sub-Advisory Agreement complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act and the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

               (v) Neither the execution and delivery by Symphony of this Agreement or the Symphony Sub-Advisory Agreement nor the consummation by Symphony of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the Certificate of Formation or limited liability company agreement of Symphony or any material agreement, indenture, lease or other instrument to which Symphony is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of Symphony, nor will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to Symphony or any of its properties;

               (vi) The description of Symphony and its business in the Prospectus (and any amendment or supplement thereto) complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

               (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus (and any amendment or supplement thereto), there are no actions, suits or other legal or governmental proceedings pending or threatened against Symphony or to which Symphony or any of its property is subject that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

               (viii) Symphony owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for Symphony to carry on its business as contemplated in the Prospectus (and any amendment or supplement thereto); and

               (ix) No material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of Symphony for the performance of this Agreement or the Symphony Sub-Advisory Agreement by Symphony or for the consummation by Symphony of the transactions contemplated hereby or thereby.

          Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to its attention that has caused it to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto)).

          In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of the State of California and the laws of the United States and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by Symphony as to laws of any jurisdiction other than the United States and the State of California, provided that (X) each such local counsel is acceptable to the Representatives, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (Z) counsel shall state in their view that they believe that they and the Underwriters are justified in relying thereon.

          (h) That you shall have received on the Closing Date, an opinion, dated the Closing Date, of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may require and the Fund, the Advisers and their respective counsels shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

          (i) That you shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Ernst & Young LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

          (j) (i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Advisers or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, any Underwriter, may be pending before or, to the knowledge of the Fund, the Advisers or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Representatives, (ii) there shall not have been any change in the capital stock of the Fund nor any material increase in debt of the Fund from that set forth in the Prospectus (and any amendment or supplement thereto) and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (and any amendment or supplement thereto);
     (iii) since the date of the Prospectus there shall not have been any material, adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Advisers; (iv) the Fund and the Advisers must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and (v) all of the representations and warranties of the Fund and the Advisers contained in this Agreement shall be true and correct on and as of the date hereof and as of the Closing Date as if made on and as of the Closing Date.

          (k) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Advisers not contemplated by the Prospectus (and any amendment or supplement thereto), which in your opinion, as Representatives of the several Underwriters, would materially, adversely affect the market for the Securities or (ii) any event or development relating to or involving the Fund, the Advisers or any officer or trustee or director of the Fund or the Advisers which makes any statement of a material fact made in the Prospectus (or any amendment or supplement thereto) untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus (or any amendment or supplement thereto) in order to state a material fact required by the Act, the 1940 Act, the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, if amending or supplementing the Prospectus (or any amendment or supplement thereto) to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially, adversely affect the market for the Securities.

          (l) That neither the Fund nor the Advisers shall have failed at or prior to the Closing Date to have performed or complied with any of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

          (m) That you shall have received on the Closing Date a certificate, dated such date, of the president, any managing director or any vice president and of the controller, treasurer or assistant treasurer of each of the Fund, the Investment Adviser and each of the Subadvisers certifying that (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements thereto) and this Agreement, (ii) the representations and warranties of the Fund (with respect to the certificates from such Fund officers) and the representations of the Advisers (with respect to the certificates from such officers of the Advisers) in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Prospectus (and any amendment or supplement thereto) there has not been any material, adverse change in the condition (financial or other), business, prospects (other than as a result of a change in the financial markets generally), properties, net assets or results of operations of the Fund (with respect to the certificates from such Fund officers) or the Advisers (with respect to the certificates from such officers of the Advisers), (iv) with respect to the certificates from such Fund officers and the certificates from such officers of the Investment Adviser, NWQ and Symphony, to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Securities or having a material, adverse effect on the Fund has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator or any other governmental, regulatory, self-regulatory or administrative agency or any official, (v) with respect to the certificates from such officers of Security Capital and Wellington, to the knowledge of such officers after reasonable investigation, no order having a material, adverse effect on the Advisers has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator or any other governmental, regulatory, self-regulatory or administrative agency or any official, (vi) each of the Fund (with respect to certificates from such Fund officers) and the Advisers (with respect to certificates from such officers of the Advisers) has performed and complied with all agreements that this Agreement requires it to perform by such Closing Date, (vii) neither the Fund (with respect to the certificate from such officers of the Fund) nor the Advisers (with respect to the certificate from such officers of the Advisers) has sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus and any amendment or supplement thereto and (viii) with respect to the certificate from such officers of the Fund, there has not been any change in the capital stock of the Fund nor any material increase in the debt of the Fund from that set forth in the Prospectus (and any amendment or supplement thereto) and the Fund has not sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (and any amendment or supplement thereto).

          (n) The Securities shall have been listed and admitted and authorized for trading on the NYSE, and satisfactory evidence of such actions shall have been provided to the Representatives.

          (o) That the Fund and the Advisers shall have furnished to you such further certificates, documents and opinions of counsel as you shall reasonably request (including certificates of officers of the Fund and the Advisers).

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel acting in good faith.

          Any certificate or document signed by any officer of the Fund or the Advisers and delivered to you, as Representatives of the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by such party to each Underwriter as to the statements made therein.

          The several obligations of the Underwriters to purchase any Option Securities hereunder are subject to (i) the accuracy of and compliance with the representations, warranties and agreements of and by the Fund and the Advisers contained herein on and as of the Option Closing Date, as though made on any Option Closing Date, the date on which the Registration Statement becomes or became effective and the date of the Prospectus (and any amendment or supplement thereto) (ii) satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 7 except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (b), (c), (d),
     (e), (f), (g), (h), (i), (m), (n) and this paragraph shall be dated the Option Closing Date in question and the opinions and letters called for by paragraphs (b), (c), (d), (e), (f), (g) and (h) shall be revised to reflect the sale of Option

     Securities, (iii) the accuracy and completeness of all statements made by the Fund, the Advisers or any of their officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement and (iv) the absence of circumstances on or prior to the Option Closing Date which would permit termination of this Agreement pursuant to
     Section 11 hereof if they existed on or prior to the Closing Date.

          8. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any refusal, inability or failure on the part of the Fund or the Advisers to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Fund will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          9. Indemnification and Contribution. (a) The Fund, the Investment Adviser, NWQ and Symphony, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (including reasonable costs of investigation), to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Preliminary Prospectus, any Preliminary Prospectus, any sales material (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, any Preliminary Prospectus or any sales material (or any amendment or supplement to any of the foregoing), in light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Fund will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that the foregoing indemnity with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus (or any amendment or supplement to any of the foregoing) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage or liability purchased Securities, if it is shown that a copy of the Prospectus, as then amended or supplemented, which would have cured any defect giving rise to such loss, claim, damage or liability was not sent or delivered to such person by or on behalf of such Underwriter, if required by law to be so delivered to, at or prior to the confirmation of the sale of such Securities to such person and such Prospectus, amendments and supplements have been provided by the Fund to the Underwriters in the requisite quantity and on a timely basis to permit proper delivery. This indemnity agreement will be in addition to any liability which the Fund, the Investment Adviser, NWQ or Symphony may otherwise have.

          (b) Wellington agrees to indemnify and hold harmless each of you and each other Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (including reasonable costs of investigation), to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained (i) in the description of Wellington and its business and personnel under the caption "Management of the Fund" in any Preliminary Prospectus, the Prospectus or the prospectus contained in the Registration Statement, (ii) under the caption "The Fund's Investments - Investment Philosophy and Process - Wellington Management" in any Preliminary Prospectus, the Prospectus or the prospectus contained in the Registration Statement, (iii) under the caption "Investment Philosophy and Process - Wellington Management" in the statement of additional information (A) incorporated by reference in any Preliminary Prospectus or the Prospectus or (B) contained in the Registration Statement, (iv) in the description of Wellington and its business and personnel under the caption "Investment Advisers" in the statement of additional information (A) incorporated by reference in any Preliminary Prospectus or the Prospectus or (B) contained in the Registration Statement, (v) in the information pertaining to Wellington and its partners set forth in Item 30 of Part C of the Registration Statement, (vi) the information described in (i), (ii), (iii), (iv) or (v) above appearing in any sales material or in any amendment or supplement to the Prospectus, any Preliminary Prospectus or the Registration Statement (as such information may be amended or supplemented therein) (collectively, the "Wellington Information"), arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, any Preliminary Prospectus or any sales material (or any amendment or supplement to any of the foregoing), in light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the foregoing indemnity with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus (or any amendment or supplement to any of the foregoing) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage or liability purchased Securities, if it is shown that a copy of the Prospectus, as then amended or supplemented, which would have cured any defect giving rise to such loss, claim, damage or liability was not sent or delivered to such person by or on behalf of such Underwriter, if required by law to be so delivered to, at or prior to the confirmation of the sale of such Securities to such person and such Prospectus, amendments and supplements have been provided by the Fund to the Underwriters in the requisite quantity and on a timely basis to permit proper delivery. This indemnity agreement will be in addition to any liability which Wellington may otherwise have.

          (c) Security Capital agrees to indemnify and hold harmless each of you and each other Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange

Act against any and all losses, claims, damages or liabilities, joint or several (including reasonable costs of investigation), to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained (i) in the description of Security Capital and its business and personnel under the caption "Management of the Fund" in any Preliminary Prospectus, the Prospectus or the prospectus contained in the Registration Statement, (ii) under the caption "The Fund's Investments - Investment Philosophy and Process - Security Capital" in any Preliminary Prospectus, the Prospectus or the prospectus contained in the Registration Statement, (iii) under the caption "Investment Philosophy and Process - Security Capital" in the statement of additional information (A) incorporated by reference in any Preliminary Prospectus or the Prospectus or (B) contained in the Registration Statement, (iv) in the description of Security Capital and its business and personnel under the caption "Investment Advisers" in the statement of additional information (A) incorporated by reference in any Preliminary Prospectus or the Prospectus or (B) contained in the Registration Statement, (v) in the information pertaining to Security Capital and its directors and officers set forth in Item 30 of Part C of the Registration Statement, (vi) in the Supplements or (vii) in the information described in (i), (ii), (iii), (iv), (v) or (vi) above appearing in any sales material or in any amendment or supplement to the Prospectus, any Preliminary Prospectus or the Registration Statement (as such information may be amended or supplemented therein) (collectively, the "Security Capital Information"), arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, any Preliminary Prospectus or any sales material (or any amendment or supplement to any of the foregoing), in light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the foregoing indemnity with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus (or any amendment or supplement to any of the foregoing) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Securities, if it is shown that a copy of the Prospectus, as then amended or supplemented, which would have cured any defect giving rise to such loss, claim, damage, liability or expense was not sent or delivered to such person by or on behalf of such Underwriter, if required by law to be so delivered to, at or prior to the confirmation of the sale of such Securities to such person and such Prospectus, amendments and supplements have been provided by the Fund to the Underwriters in the requisite quantity and on a timely basis to permit proper delivery. This indemnity agreement will be in addition to any liability which Security Capital may otherwise have.

          (d) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Fund and the Advisers, each of its directors, trustees, each of its officers who signs the Registration Statement, and each person who controls the Fund or the Advisers within the meaning of the Act or the Exchange Act, to the same extent as the indemnity from the Fund, the Investment Adviser, NWQ and Symphony to each Underwriter as set forth in Section 9(a) hereof, but only with respect to written information relating to such Underwriter furnished to the Fund by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Fund and the Advisers acknowledge that the names of the underwriters and number of Shares listed opposite such names in the first paragraph under the caption "Underwriting" in the Prospectus, as well as, under the same caption, the last sentence of the second paragraph, the first sentence of the eleventh paragraph, the first sentence of the thirteenth paragraph and the eighteenth paragraph, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

          (e) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (f) In the event that the indemnity provided in paragraph (a), (b),
(c) or (d) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then the Fund, the Advisers and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Fund, the

Advisers and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Fund, the Advisers and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund and the Advisers on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Notwithstanding the foregoing, (i) in no case shall Wellington be responsible to contribute any amounts in respect of any Losses other than Losses for which the indemnity provided in paragraph (b) of this Section 9 would otherwise have been available or sufficient and (ii) in no case shall Security Capital be responsible to contribute any amounts in respect of any Losses other than Losses for which the indemnity provided in paragraph (c) of this Section 9 would otherwise have been available or sufficient. Benefits received by the Fund and the Advisers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Fund and the Advisers, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Fund or the Advisers on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Fund, the Advisers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Fund or the Advisers within the meaning of either the Act or the Exchange Act, each officer of the Fund and the Advisers who shall have signed the Registration Statement and each director of the Fund and the Advisers shall have the same rights to contribution as the Fund and the Advisers, subject in each case to the applicable terms and conditions of this paragraph (f). The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to the respective number of Firm Securities set forth opposite their names in Schedule I (or such numbers of Firm Securities increased as set forth in Section 10 hereof) and not joint.

          (g) Any losses, claims, damages or liabilities for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages or liabilities are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Fund and the Advisers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Advisers or their shareholders, trustees, directors, managers, members or officers or any person controlling the Fund or the Advisers (control to be determined within the meaning of the Act or the Exchange Act), (ii) acceptance of any Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Advisers or their shareholders, trustees, directors, managers, members or officers or any person controlling any Underwriter, the Fund or the Advisers shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

          10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters or in such other proportion as you may specify in accordance with the Citigroup Global Markets Inc. Master Agreement Among Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Fund. In the event of a default by any Underwriter as set forth in this Section 10 which does not result in a termination of this Agreement, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Fund and any nondefaulting Underwriter for damages occasioned by its default hereunder. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Firm Securities which a defaulting Underwriter agreed, but failed or refused, to purchase.

          11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, without liability on the part of the Underwriters to the Fund or the Advisers, by notice given to the Fund or the Advisers prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Fund's Common Shares shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on the NYSE, (ii) a commercial banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto). Notice of such termination may be given to the Fund or the Advisers by telegram, facsimile or telephone and shall be subsequently confirmed by letter.

          12. Representations and Indemnities to Survive. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

          13. Miscellaneous. Except as otherwise provided in Sections 6, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Investment Advisor, c/o Nuveen Investments at 333 West Wacker Drive, Chicago, Illinois 60606, Attention:
Alan G. Berkshire, (b) if to NWQ, at the offices of NWQ Investment Management Company, LLC at 2049 Century Park East, 4th Floor, Los Angeles, CA, Attention:
Michael C. Mendez, (c) if to Security Capital, at the offices of Security Capital Research & Management Incorporated at [__________], Attention:
[__________], (d) if to Wellington, at the offices of Wellington Management Company, LLP at 75 State Street, MA 02109, Attention: Legal Services, (e) if to Symphony, at the offices of Symphony Asset Management, LLC at [__________],
Attention: [__________] or (f) if to you, as Representatives of the Underwriters, at the office of Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

          This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Advisers, their trustees, directors and officers and the other controlling persons referred to in Section 9 hereof and their respective successors and assigns to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" or the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any Securities in his status as such purchaser.

          A copy of the Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Massachusetts. This Agreement has been executed on behalf of the Fund by the vice-president of the Fund in such capacity and not individually and the obligations of the Fund under this Agreement are not binding upon such officer, any of the trustees or the shareholders individually but are binding only upon the assets and property of the Fund.

          14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, trustees, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

          15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

          16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

          18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "1940 Act" shall mean the Investment Company Act of 1940, as amended.

          "1940 Act Rules and Regulations" shall mean the rules and regulations of the Commission under the 1940 Act.

          "1940 Act Notification" shall mean a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Act.

          "Advisers Act" shall mean the Investment Advisers Act of 1940, as amended

          "Advisers Act Rules and Regulations" shall mean the rules and regulations adopted by the Commission under the Advisers Act

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Preliminary Prospectus" shall mean any preliminary prospectus (including the statement of additional information incorporated by reference therein) referred to in paragraph 1(a) above and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the Registration Statement at the Effective Date that omits Rule 430A Information.

          "Prospectus" shall mean the prospectus (including the statement of additional information incorporated by reference therein) relating to the Securities that is first filed pursuant to Rule 497 after the Execution Time or, if no filing pursuant to Rule 497 is required, shall mean the form of final prospectus (including the statement of additional information incorporated by reference therein) relating to the Securities included in the Registration Statement at the Effective Date.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
     Section 1(a) hereof.

          "Rule 497" refers to Rule 497(c) or 497(h) under the Act, as applicable.

          "Rules and Regulations" shall mean, collectively, the Act Rules and Regulations and the 1940 Act Rules and Regulations.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Fund, the Adviser[s] and the several Underwriters.

                                             Very truly yours,

                                             NUVEEN DIVERSIFIED DIVIDEND AND
                                             INCOME FUND


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             NUVEEN INSTITUTIONAL ADVISORY CORP.


                                             By:
                                                 -------------------------------
                                                 Name: [Gifford R. Zimmerman]
                                                 Title: [Managing Director]


                                             NWQ INVESTMENT MANAGEMENT
                                             COMPANY, LLC


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             SECURITY CAPITAL RESEARCH &
                                             MANAGEMENT INCORPORATED


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             WELLINGTON MANAGEMENT COMPANY,
                                             LLP


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             SYMPHONY ASSET MANAGEMENT, LLC


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Citigroup Global Markets Inc.


   By:
       ------------------------
       Name:
       Title:

For itself and the other several Underwriters named in Schedule I to the foregoing Agreement.

                                   SCHEDULE I

                                                        Number of Firm
                                                       Securities to be
Underwriters                                              Purchased
------------                                           ----------------

Citigroup Global Markets Inc........................

Nuveen Investments, LLC

A.G. Edwards & Sons, Inc.

Advest, Inc.

Robert W. Baird & Co. Incorporated

Crowell, Weedon & Co.

Ferris, Baker Watts, Incorporated

J.J.B. Hilliard, W.L. Lyons, Inc.

Janney Montgomery Scott LLC

Legg Mason Wood Walker, Incorporated

McDonald Investments Inc., a KeyCorp Company

Quick & Reilly, Inc. A FleetBoston Financial Company

RBC Dain Rauscher Inc.

Ryan Beck & Co., Inc.

Stifel, Nicolaus & Company, Incorporated

SunTrust Capital Markets, Inc.

Wedbush Morgan Securities Inc.

Wells Fargo Securities, LLC

   Total............................................
                                                             ====